EXHIBIT 10.27

CONSULTING AGREEMENT

This Consulting Agreement ("Agreement") is entered into this 8th day of August, 2003, between Camelot Lakes,

Ltd., a corporation engaged in providing consulting services, through its partners, subsidiaries or affiliates ("CL" or

"Consultant"), and Air-Q Wi-Fi Corporation, a Delaware corporation ("Client" or the "Company"), in connection with the rendering by CL to Air-Q Wi-Fi Corporation of consulting services, as described herein below, for and in consideration of the compensation desires to retain Consultant for the purpose of having Consultant provide consultation services to the Company's management with respect to financial public relations, business growth and development, including merger and acquisitions, and general business consultation.

THEREFORE, in consideration of the mutual agreements and covenants set forth in this Agreement, and intending to legally bound hereby, the parties agree as follows:

1. Engagement of Consultant. The Company hereby engages and retains Consultant to render to the Company the consulting services (the "Consulting Services") described in paragraph 2 hereof for the period commencing on the date this Agreement is executed by both parties and ending one (1) year thereafter (the "Consulting Period").

2. Description of Consulting Services. The Consulting Services to be rendered by Consultant hereunder shall consist of consultations with management of the Company as such management may from time to time require during the consulting period. Such consultation with management shall be with respect to financial public relations ("Financial

Public Relations"), business promotion, business growth and development, including merger and acquisitions, and general business consultation. Financial Public Relations may include the Company's relationship with financial community and its securities holders, the preparation and distribution of periodic reports and news releases to keep existing shareholders informed about the Company's activities, maintaining regular communications with stockholders and brokers, and such other matters as may be agreed upon between the Company and Consultant.

3. Extent of Consulting Services. Consultant shall provide the Consulting Services, for not less than four person/days per month during the term of this Agreement (the "Minimum Consulting Services"). A "person/day" shall mean eight person/hours of one or more employees of Consultant and shall include domestic travel time for travel outside 150 mile radius of Consultant's business address. In addition, Consultant shall be available, during the term of this

Agreement for additional one person/day per month at the request of the Company for the purpose of providing additional Consulting Services ("Additional Consulting Services"). Consultant may, but shall not be required to,

devote such additional time to the Company as may be requested by the Company.

4. Compensation For Consulting Services. The Company shall pay to Consultant and/or assigns as instructed by

Consultant for the Minimum Consulting Services and the Financial Public Relations portion of the Consulting

Services rendered hereunder, the sum of Six Hundred Twenty-Five Thousand (625,000) shares of restricted common stock of the Company which shall be due and payable to Consultant and/or assigns immediately upon signing of this

Agreement. Said amounts of common shares will be tendered to Consultant in separate certificates as instructed in

Exhibit "A", attached hereto, in the amounts and in the name(s) as described in Exhibit "A". all of which will be dated as of the date of this Agreement. An Investment letter(s), attached hereto as Exhibit B, prepared by the

Company and duly executed by an authorized representative will be attached to each certificate delivered to

Consultant. In addition, subject to paragraph 5 herein below, if Consultant provides Additional Consulting Services to the Company, it shall be compensated for such Additional Consulting Services at the rate of $1,200 for each such additional person/day.

5. Accumulations of Minimum Consulting Services. The payment of Minimum Financial Consulting Services described in the preceding paragraph shall be retained by Consultant whether or not the Company has requested that

Consultant provide services for at least four person/days per month during the term of this Agreement. Any person of

Minimum Financial Consulting Services not requested in the first month in which the Company is entitled thereto may be requested in any later month during the term of this Agreement and will not be considered Additional

Consulting Services, provided; however, that Consultant shall not be required to provide more than six person/days of Financial Consulting Services in any month.

6. Compensation of Out-of-Pocket Expenses. The Company shall be responsible for reimbursing Consultant for reasonable, accountable, out-of-pocket expenses incurred in performing the services provided in this Agreement.

Such reimbursement would be in addition to any compensation for services as provided herein above and would be payable in cash, unless otherwise agreed among the parties, within 60 days after receipt of an invoice from

Consultant. Any expenses in excess of $500.00 in any calendar month for which Consultant would be entitled to receive reimbursement would require advance written approval by the Company. The cost of all travel including airline ticketing, hotel accommodations and other related travel costs shall, at the election of Consultant, be prepaid by the Company. The Company shall be responsible for the fees of accountants, outside legal counsel, other advisors and other services requested by the Company when pursuing a transaction.

7. Nonexclusivity of Consultants Undertakings. The Company expressly understands and agrees that Consultant shall not be prevented or barred from rendering services of the same nature as or similar nature to those described in this

Agreement, or of any nature whatsoever, for or on behalf of any person, firm, corporation, or entity other than the

Company. Company understands and accepts that Consultant is currently providing consulting services to other private and public companies and will continue to do so during the term of this Agreement. Company also understands and accepts that Consultant will seek new clients to provide its consulting services to during the term of this Agreement.

8. Disclaimer of Responsibility for Acts of the Company. The obligations of the Consultant described in this

Agreement consists solely of the furnishing of information and advice to the Company. In no event shall Consultant be required by this Agreement to act as the agent of the Company or otherwise to represent or make decisions for the

Company. All final decisions with respect to acts of the Company or its subsidiaries or affiliates, whether or not made pursuant to or in reliance on information or advice furnished by Consultants hereunder, shall be those of the

Company or such subsidiary or affiliates, and the Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Company as a consequence of such decision.

9. Confidentiality. Until such time as the same my become publicly known, the parties agree that any information provided to either them by the other of a confidential nature will not be revealed or disclosed to any person or entity,

except in the performance of this Agreement, and upon completion of Consultant's services and upon the written request of the Company, any original documentation provided by the Company will be returned to it. Consultant,

including each of its affiliates, will not directly or indirectly buy or sell the securities of the Company at any time when it or they are privy to non-public information. Consultant agrees that he will not disseminate any printed matter relating to the Company, including, without limitation, press releases, without prior written approval of the

Company's legal counsel. Consultant acknowledges that, in light of the fact that Consultant is in a special relationship with the Company due to the entrusting by the Company to Consultant of non-public, material "inside" information concerning the Company, the relationship between the Company and Consultant shall be that of a special relationship.

Consultant agrees that it will comply with all applicable securities laws, in performing on behalf of the Company hereunder.

10. Limitation of Services. It is understood between the parties that neither the Consultant nor any of its partners or principals are providing legal service, accounting services, underwriting services, securities placement services, nor sale or securities, and such services must be retained by the Company at its own cost and expense. It is expressly acknowledged that Consultant will utilize its best efforts in performing the services contemplated hereby but no representations are made as to the ultimate success of any transaction or other action undertaken by the Company.

11. Termination of Relationship. This Agreement shall, unless sooner terminated as provided herein below, continue until for the duration of the Consulting Period as defined in paragraph 1 herein above. Such term shall be renewed upon mutual agreement of the parties. This Agreement shall terminate upon the happening of any one of the following events:

A. Either Consultant or the Company may terminate this Agreement upon thirty (30) days written notice to the other that a material breach by the other of the terms or covenants of this Agreement shall have occurred and such breach shall not have been cured with in ten days after such notice.

B. Consultant shall have the right (but not the obligation) to terminate this Agreement upon written notice to the

Company if it reasonably determines that the Company or any of its directors, officer or controlling shareholders has endangered in any unlawful, wrongful or fraudulent act.

C. Company shall have the right (but not the obligation) to terminate this Agreement upon written notice to the

Consultant if it reasonably determines that the Consultant or any of its directors, officers, assignees, controlling shareholders or affiliates has engaged in any unlawful, wrongful or fraudulent act.

D. Consultant shall have the right (but not the obligation) to terminate this Agreement upon written notice to the

Company if its shall determine that any material facts concerning the Company represented to it during the course of performing its services are misstated or untrue or that the Company has intentionally failed to provide Consultant with material facts concerning the Company.

In the event of Termination, Consultant shall be entitled to accrued fees and expense reimbursements and shares earned prior to the termination of this Agreement. The shares of the Company that have been delivered to Consultant and/or assigns by the Company prior to notice of Termination are earned by Consultant.

12. Miscellaneous.

A. Notices. Any notice or other communication required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given or served for all purposes if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the parties as follows:

If to Consultant: Camelot Lakes, Ltd., 1861 Brown Blvd., #669, Arlington, TX 76006

If to the Company: Air-Q Wi-Fi Corporation, 5555 Hilton Avenue, Suite 207, Baton Rouge, LA 70808

B. Entire Agreement. This Agreement constitutes the entire agreement between the parties relating to the subject matter of this Agreement and supersedes all prior discussions between the parties. There are not terms, obligations,

covenants, express or implied warranties, representations, statements or conditions other than those set forth in this

Agreement. No variations or modifications of this Agreement or waiver of any of its terms or provisions shall be valid unless in writing and signed by both parties.

C. Amendment. This Agreement shall not be modified or amended except by written agreement of the parties hereto.

D. Governing Law. Each of the provisions of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, excluding its laws relating to conflict of laws.

E. Counterpart. This Agreement may be executed in any number of counterparts, all of which shall be considered one and the same agreement.

F. Delay; Partial Exercise. No failure or delay by any party in exercising any right, power or privilege under this

Agreement shall operate as waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

G. Severability. Should any part of this Agreement for any reason be declared invalid or unenforceable, such decision shall not affect the validity or enforceability of any remaining portion, which remaining portion shall remain in force and effect as if this Agreement had been executed with the invalid or unenforceable portion thereof eliminated and it is hereby declared the intention of the parties hereto that they would have executed the remaining portion of this Agreement without including therein any such part, parts or portion which may, for any reason, be hereafter declared invalid or unenforceable. Should any material term of this Agreement be in conflict any lows or regulations, the parties shall in good faith attempt to negotiate a lawful modification of this Agreement which will preserve, to the greatest extent possible, the original expectation of the parties.

H. Arbitration. In the event of a dispute between the parties, both Consultant and the Company agree to settle said dispute through the American Arbitration Association (the "Association") at the Association's Dallas, Texas, offices,

in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction. It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

13. Indemnification and Hold Harmless. In connection with Consultant's performing the services enumerated herein above, Consultant and its partners and principals will to a great extent be relying on information provided the

Company and its officers and directors. Although Consultant will be reviewing all materials provided to it in connection with performing its duties, Consultant will not be conducting an independent "due diligence review".

Consequently, as a condition to Consultant's performing the task enumerated herein, the Company hereby agrees to indemnify and hold Consultants and it officers directors, partners and principals harmless against any losses, claims,

damages, liabilities and expenses, whether joint or several and to defend them against any and all actions or causes of actions or threats of actions to which they may become subject and will reimburse them for any legal or other expenses including attorney's fees and disbursements reasonably incurred by them in connection with investigation,

preparing or defending any actions commenced or threatened or claim whatsoever whether or not resulting in any liability insofar as such are based upon (a) any untrue statement or alleged untrue statement of material fact contained in any information provided to Consultant or (b) any omission of material fact necessary to make any information provided to us not misleading.

IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement on the dates set forth opposite their respective signatures.

AIR-Q WI-FI CORPORATION

By: /s/ DAVID LOFLIN

David Loflin

President

Date: August 8, 2003

CAMELOT LAKES, LTD.

By: /s/ JIMMY R. CARTER

Name: _____________________________

Title: ______________________________

Date: August 8, 2003

Exhibit "A"

1. On August 8, 2003, Six Hundred Twenty-Five Thousand (625,000) shares of Company common stock shall be delivered by the Company to the following entity in the following amount:

Camelot Lakes, Ltd. 625,000 shares

Exhibit "B"

INVESTMENT LETTER FOR RESTRICTED SECURITIES

In connection with the acquisition by Camelot Lakes, Ltd. ("Purchaser") of 625,000 shares of common stock (the

"Stock") of Air-Q Wi-Fi Corporation, a Delaware corporation (the "Company"), Purchaser hereby covenants,

represents and warrants that:

1. Purchaser is acquiring the Stock in good faith for the purpose of investment and not for the purpose of distributing or publicly selling the Stock to others, or dividing its participation with others in the Stock or any portion thereof.

2. As of the date of this letter, Purchaser is not aware of any particular occasion, event or circumstance upon the occurrence or happening of which it intends to sell the Stock.

3. Purchaser further understands and acknowledges: (1) that the Stock has not been registered under the Securities

Act of 1933, as amended (the "Act"), on the ground that this transaction is exempt under the Act and (2) the Stock shall have the status of securities acquired under Rule 144 of the Rules and Regulations of the Securities and

Exchange Commission, and shall, therefore, constitute "restricted securities" as that term is used in Rule 144.

4. Further, Purchaser recognizes that the Company may not comply in the future with the requirements which would permit him to sell the Stock pursuant to Rule 144. In that event, it agrees the Stock may have to be held for an indeterminate period of time.

5. The Stock is being acquired by Purchaser for its own account and there is no present arrangement or agreement for the sale of the Stock to any other person or firm.

6. In the event that Purchaser, at any time, contemplates the disposition (whether by sale, exchange, gift, or other form of transfer) of the Stock, it will first notify the Company of such proposed disposition and will thereafter cooperate with the Company in complying with all applicable requirements of State and Federal securities laws which, in the opinion of the Company or its counsel, must be satisfied prior to the making of such disposition.

Purchaser will not sell, hypothecate, or otherwise transfer or dispose of any or all of the Stock unless (a) the Stock has been registered under the Act, or (b) it delivers to the Company, by an attorney satisfactory to the Company's legal counsel, a written opinion to the effect that an exemption from registration under the Act is available with respect to such disposition, or (c) the sale shall be governed by the provisions of Rule 144 or any other rule promulgated by the Securities and Exchange Commission under the Act, in a manner satisfactory to the Company's legal counsel.

7. Purchaser hereby confers full authority upon the Company (a) to instruct its transfer agent not to transfer any of the Stock until it has received written approval from the Company and its counsel, to the effect that paragraph 6 hereof has been complied with, and (b) to affix to the face of the certificate or certificates representing the Stock, a legend with respect to the representations set forth herein in the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE

SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT

BE PLEDGED OR HYPOTHECATED AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF

AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF

1933, OR AN OPINION OF COUNSEL OF THE COMPANY THAT REGISTRATION IS NOT REQUIRED

UNDER SAID ACT."

8. The Stock covered by the above covenants, warranties and representations shall also include any securities into which the above securities may become converted, subdivided, or split up, in connection with a merger,

reclassification, recapitalization or reorganization of the Company and all securities of the Company distributed in connection with a stock dividend on the above securities. Purchaser understands that the Company is relying upon

Purchaser's representations and agreements contained in this letter in consummating the sale and transfer of the Stock without registering it under the Act.

AirQ Wi-Fi Corporation., a Delaware corporation, hereby acknowledges that it will take any and all action necessary in order to make the exemption for the sale of the shares to be issued available, pursuant to Rule 144 of the Act.

Further, the Company will take whatever action is necessary to meet all the requirements to maintain eligibility for its securities to be sold under Rule 144.

AIR-Q WI-FI CORPORATION

By: /s/ DAVID LOFLIN

David Loflin

President

CAMELOT LAKES, LTD.

By: /s/ JIMMY R. CARTER

Name: _____________________________

Title: ______________________________